Exhibit 10.27I

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SEVENTH AMENDMENT (this “Seventh Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Seventh Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Seventh Amendment. If the terms and conditions set forth in this Seventh Amendment conflict with the Agreement, the terms, and conditions of this Seventh Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Seventh Amendment shall have the meaning set forth in the Agreement. Upon execution of this Seventh Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Seventh Amendment. Except as amended by this Seventh Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer and CSG entered that certain Statement of Work (CSG document no. [*******) effective ***** **, 2021 (“SOW *****”) whereby CSG extended the current ******* ************* (“**”) solution used to provide Services to enable Customer to *** ** ********** to its Subscriber’s account for **** ******** ********* * ******* **** *******, ***** *********** ****, ************ **** and ********* *** *******]. The Parties are entering this Seventh Amendment to prescribe the [****** ********* fees for CSG to support and maintain the ** ***** related to the foregoing **** ******** *** *****].

Therefore, as of the Seventh Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection A entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection 11. “[******* ************* **** *** *****]” as follows:

Exhibit 10.27I

Description of Item/Unit of Measure	[*********]	[***]
11. [******* ************* **** *** *****] (Note 1)
a) [**************] Fee (Note 2)	[*** *******]	[*****]
b) [******* *** ***********] Fee (Notes 3-4)	[******]	$[*********]

Note 1: The [**** *** ***** associated with the deployment of ******* ************* (“**”) include 1. ******* **** ****, 2.* ***** *********** ****, 3. ************ ****, and 4. ********* *** *******, as described and implemented pursuant to that certain Statement of Work (CSG document no. *******) effective ***** **, 2021 (“SOW *****]”).

Note 2: Implementation Services and the associated fees shall be as set forth in SOW [*****].

Note 3: The Support and Maintenance Fees shall be paid ******** in the amount of $[**,******, with the ***** ****** Support and Maintenance Fee to be invoiced as of *** ******** ** *** **** *** ***** ********** with *** ***** (********* ******** **** ** ********* *, ****), and ********** ****** fees to be invoiced on **** *********** *******. Any additional support (i.e., ********* ****** *** (*) *****, ******* *** * **, ***, and *********** (to support the **** *** *****) can be purchased for an additional $**,****** *** **** pursuant ** * **** ********] amendment to this Agreement.

Note 4: [***** and *** ************ will count against Customer’s ********** ***** **** (***) ******]. PVU is per the Agreement.

Signature page follows.

IN WITNESS WHEREOF the parties hereto have caused this Seventh Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 20-Jul-21	Date: Jun 24, 2021